UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2022

OCCIDENTAL PETROLEUM CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-09210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110
Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange
Warrants to Purchase Common Stock, $0.20 par value	OXY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Occidental Petroleum Corporation (the “Company”) held its 2022 Annual Meeting of Shareholders on May 6, 2022 (the “2022 Annual Meeting”). The following actions were taken at the 2022 Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the final number of votes cast for or against, and abstentions and broker non-votes, as applicable, for each matter are set forth below.

1.	The nine nominees proposed by the Board of Directors were elected by the Company’s shareholders by the following votes:

Nominee	For	% For	Against	% Against	Abstain	Broker Non- Votes
Vicky A. Bailey	700,980,294	99.24%	5,346,751	0.76%	758,892	96,412,904
Stephen I. Chazen	642,987,504	91.03%	63,344,214	8.97%	754,219	96,412,904
Andrew Gould	686,309,266	97.17%	19,979,130	2.83%	797,541	96,412,904
Carlos M. Gutierrez	658,625,726	93.25%	47,675,579	6.75%	784,632	96,412,904
Vicki Hollub	696,106,433	98.54%	10,281,548	1.46%	697,956	96,412,904
William R. Klesse	694,963,325	98.40%	11,328,903	1.60%	793,709	96,412,904
Jack B. Moore	682,525,827	96.64%	23,755,371	3.36%	804,739	96,412,904
Avedick B. Poladian	681,766,996	96.53%	24,494,348	3.47%	824,593	96,412,904
Robert M. Shearer	697,179,962	98.71%	9,095,395	1.29%	810,580	96,412,904

2.	The advisory vote to approve named executive officer compensation was approved by the Company’s shareholders by the following vote:

For	686,183,151	97.04%
Against	19,429,125	2.75%
Abstain	1,473,661	0.21%
Broker Non-Votes	96,412,904

3.	The ratification of the selection of KPMG as the Company’s independent auditor for the year ending December 31, 2022 was approved by the Company’s shareholders by the following vote:

For	786,397,802	97.87%
Against	15,876,181	1.98%
Abstain	1,224,858	0.15%

4.
The proposal submitted by Follow This on behalf of Benta B.V. requesting that the Company set and disclose quantitative short-, medium- and long-term greenhouse gas emissions reduction targets consistent with the Paris Agreement was not approved by the Company’s shareholders. The proposal received the following vote:

For	116,755,811	16.51%
Against	587,371,062	83.07%
Abstain	2,959,064	0.42%
Broker Non-Votes	96,412,904

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

	By:	/s/ Nicole E. Clark
Nicole E. Clark
Date: May 11, 2022		Vice President, Deputy General Counsel and Corporate Secretary